UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2003

                            ASANTE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

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         Delaware                    0-22632                  77-0200286
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
    of incorporation)                                      Identification No.)

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                                  821 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 435-8401

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Matters.

On June 13, 2003, Asante Technologies, Inc. ("Asante") entered into an Agreement and Plan of Merger with Oblique, Inc. ("Oblique") (the "Merger Agreement"), pursuant to which Asante shall be merged with and into Oblique, with Oblique being the surviving corporation (the "Merger"). The Merger is conditioned upon, among other things, approval by holders of Asante capital stock. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On June 13, 2003, Asante issued a press release, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Merger Agreement.

In connection with the merger, Asante will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF Asante ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and other security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, Asante Technologies, Inc., 821 Fox Lane, San Jose, California 95131 (Telephone: 408-435-8401 Ext.388). In addition, documents filed with the SEC by Asante will be available free of charge at the SEC's web site at http://www.sec.gov.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Asante in connection with the transaction, and their interest in the solicitation, will be set forth in a proxy statement that will be filed by Asante with the SEC.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.         Description

  2.1 Agreement and Plan of Merger, dated as of June 13, 2003, by and between Asante Technologies, Inc. and Oblique, Inc.

  99.1              Press release dated June 13, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Asante Technologies, Inc.


Date:  June 20,  2003                              By: /s/ ANTHONY CONTOS
                                                      --------------------------
                                                        Anthony Contos
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.         Description
-----------         -----------

  2.1 Agreement and Plan of Merger, dated as of June 13, 2003, by and between Asante Technologies, Inc. and Oblique, Inc.

  99.1              Press release dated June 13, 2003